FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): July 25, 2002


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-7
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)




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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-7,on July 25, 2002. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.50)  July 25, 2002 - Information on Distribution to
                                          Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:   August 15, 2002                    By:      /S/Samuel Molinaro
                                                    Samuel Molinaro
                                                    Treasurer and Secretary




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                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.50)       July 25, 2002 - Information on Distribution to
                                 Certificateholders






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



      July 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.50
                             TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-7




                     Beginning         Pass Thru       Principal        Interest         Total       Ending Cert./
   Type      Class   Cert. Bal.          Rate          Dist. Amt.      Dist. Amt.        Dist.       Notional Bal.
  Senior       A   $30,074,760.77      6.87636%  $   1,576,684.15    $172,337.43    $1,749,021.58   $28,498,076.62
               B-1   1,460,600.00      6.87636%              0.00       8,369.68         8,369.68     1,460,600.00
               B-2     730,300.00      6.87636%              0.00       4,184.84         4,184.84       730,300.00
               B-3     486,800.00      6.87636%              0.00       2,789.51         2,789.51       486,800.00
               B-4     243,400.00      6.87636%              0.00       1,394.76         1,394.76       243,400.00
               B-5     243,400.00      6.87636%              0.00       1,394.76         1,394.76       243,400.00
               B-6     487,180.52      6.87636%              0.00       2,791.69         2,791.69       487,180.52
               R-1           0.00      6.87636%              0.00           0.00             0.00             0.00

                  $ 33,726,441.29                    $1,576,684.15    $193,262.67    $1,769,946.82   $32,149,757.14



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